                                                                    EXHIBIT 10.6

                                   AGREEMENT

     THIS AGREEMENT is made this 23rd day of March, 2001, by and between UNICORP, INC., a Nevada corporation having its principal office and place of business in Harris County, Texas ("Unicorp"), EQUITABLE ASSETS, INCORPORATED, a Belize corporation having its principal office and place of business in Belize City, Belize ("Equitable"), TEXAS NEVADA OIL & GAS CO., a Texas corporation having its principal office and place of business in Harris County, Texas ("TNOG"), and OPPORTUNITY ACQUISITION COMPANY, a Texas corporation having its principal office and place of business in Harris County, Texas ("Opportunity").

     WHEREAS, Unicorp desires to spin-off TNOG (the "Spin-Off") to its shareholders (the "Unicorp Shareholders");

     WHEREAS, following the Spin-Off, and subject to all of the terms of this Agreement, TNOG will merge with Opportunity; and

     WHEREAS, Equitable, as the controlling shareholder of Unicorp, desires to ensure that Unicorp and TNOG perform all of their obligations hereunder;

     NOW, THEREFORE, in consideration of the foregoing and the following mutual covenants and agreements, the parties hereto do hereby agree as follows:

     1. Spin-Off and Registration. Unicorp will Spin-Off TNOG to the Unicorp Shareholders. The Spin-Off will be accomplished by Unicorp's distribution to the Unicorp Shareholders all of the issued and outstanding shares of the common stock, no par value per share, of TNOG (the "TNOG Stock") owned by Unicorp. Further, the Spin-Off shall be exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"). In conjunction with the Spin-Off, TNOG and Unicorp will promptly cause the TNOG Stock to be registered pursuant to a Registration Statement on Form 10-SB (the "Exchange Act Registration") under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). After the Spin-Off and the effectiveness of the Exchange Act Registration, TNOG will be a fully reporting company under the Exchange Act and will have no liabilities. In addition, TNOG will have at least (a) 400 "round lot" shareholders, and (b) one market maker for the TNOG Stock.

     2. Merger. Following the Spin-Off and the effectiveness of the Exchange Act Registration, Opportunity will enter into an agreement of merger (the "Merger Agreement") with TNOG, whereby TNOG will merge with Opportunity (the "Merger") pursuant to Section 368(a)(1)(A) of the Internal Revenue Code of 1986, as amended. Opportunity will be the surviving entity. The Merger Agreement will provide that the shares of the common stock of Opportunity (the "Opportunity Stock") following the Merger will be held five percent by the Unicorp Shareholders and 95 percent by the shareholders of Opportunity before the Merger.

     3. Information Statement. Prior to the Merger, TNOG and Unicorp will promptly prepare and send to the Unicorp Shareholders an Information Statement as required by the Exchange Act (the "Information Statement") in connection with obtaining approval for the Merger by the Unicorp Shareholders.

     4. Registration of Opportunity's Stock. In conjunction with the Information Statement, and as part of the Merger, an S-4 Registration Statement (the "Securities Act Registration") in accordance with the Securities Act will be prepared and filed by Opportunity to register the Opportunity Stock to be received by the Unicorp Shareholders.

     5. Representations of Unicorp and Equitable. Unicorp and Equitable represent that:

        (a) Equitable owns 95.5 percent of the issued and outstanding shares of the voting capital stock of Unicorp, and as such, it has the power and authority to cause Unicorp and TNOG to perform all of their obligations hereunder.

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        (b) Unicorp owns all of the issued and outstanding shares of the capital stock of TNOG, and is fully authorized to perform all of its obligations hereunder.

     6. Covenants of Equitable. Equitable hereby covenants that as the controlling shareholder of Unicorp and by extension, TNOG, it will cause both Unicorp and TNOG to perform all of their obligations hereunder, including, but not limited to, the obligation of Unicorp and TNOG to pay any amounts which may become due to Opportunity in the event that Unicorp or TNOG fail to satisfy any of the conditions precedent to Opportunity's obligations hereunder as specified in Paragraph 7 hereof.

     7. Conditions Precedent to Opportunity's Obligations. Notwithstanding anything herein contained to the contrary, Opportunity shall have no obligation hereunder with respect to the Merger or any other matter referred to herein, if any representation by Unicorp or Equitable is untrue, or Unicorp and TNOG shall fail to consummate the Spin-Off and the Exchange Act Registration within 120 days from the date of this Agreement. Following the Spin-Off and the Exchange Act Registration, TNOG and Unicorp will enter into the Merger Agreement with Opportunity. The Merger Agreement will contain the usual and customary representations and warranties, including, but not limited to a representation and warranty with respect to the fact that TNOG has no liabilities, and such other matters as to which the parties can reasonably agree. In addition, the Merger Agreement will provide for an opinion of counsel by the attorney representing Unicorp, Equitable, and TNOG that the Spin-Off, the Exchange Act Registration, and the Merger have been authorized and concluded in conformity with all applicable laws, including, but not limited to the Securities Act and the Exchange Act, and any applicable state corporate and securities laws. If Unicorp, Equitable, or TNOG fail to comply with the terms of this Agreement, then Opportunity, at its sole option, may terminate this Agreement, whereupon no party shall have any further obligation hereunder, other than the obligation of Unicorp, Equitable, and TNOG to repay any of the costs paid by Opportunity as specified in Paragraph 8 hereof.

     8. Payment of Unicorp's, Equitable, and TNOG's Expenses. Opportunity will pay the costs of Unicorp, Equitable, and TNOG in connection with the Spin-Off, the Exchange Act Registration, the Merger, and the Information Statement to the Unicorp Shareholders with respect to the Merger, in an amount not to exceed $75,000. It is understood by Opportunity that Unicorp, Equitable, and TNOG will have to pay certain "clean-up costs" pertaining to Unicorp before the transactions described herein can be completed. However, before payment of any expenses will be made by Opportunity, any invoices must be submitted by Unicorp to Opportunity for approval. Thereafter, Opportunity will pay any approved invoice within 10 days after its receipt and approval by Opportunity. Unicorp, Equitable, and TNOG will pay all of their costs in excess of $75,000. In the event that Unicorp, Equitable, or TNOG fail to comply with the terms of this Agreement, any costs paid by Opportunity on behalf of Unicorp, Equitable, or TNOG hereunder will be repaid to Opportunity on demand by Opportunity. In connection with the agreement by Opportunity to pay certain expenses of Unicorp, Equitable, and TNOG hereunder, Unicorp, Equitable, and TNOG will execute a promissory note in the form attached hereto as Exhibit A and incorporated herein by reference for all purposes (the "Note"). If Unicorp, Equitable, and TNOG fully perform all of their obligations hereunder, the Note will be cancelled.

     9. Payment of Opportunity's Expenses. Opportunity will pay all of its own costs associated with the Merger and the Securities Act Registration, provided Unicorp, Equitable, and TNOG have performed all of their obligations hereunder. If Unicorp, Equitable, or TNOG fail to fully perform their obligations hereunder, then the costs paid by Opportunity associated with the Merger and the Securities Act Registration, as well as this Agreement, will be added to the principal of the Note and paid by Unicorp, Equitable, and TNOG.

     10. Other Agreements and Documents. In carrying out the intent of this Agreement, there are several agreements and documents which will need to be prepared, including, but not limited to the Exchange Act Registration, the Information Statement, the Securities Act Registration, and the Merger Agreement. The parties agree to act in good faith and to attempt to reasonably agree on the terms of such agreements and documents.

     11. Attorney's Fees. In the event that it should become necessary for any party entitled hereunder to bring suit against any other party to this Agreement for enforcement of the covenants herein contained, the parties hereby covenant and agree that the party who is found to be in violation of said covenants shall also be liable for all reasonable attorney's fees and costs of court incurred by the other parties hereto.

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     12.  Mediation and Arbitration.  All disputes arising or related to this
Agreement must exclusively be resolved first by mediation with a mediator selected by the parties, with such mediation to be held in Houston, Texas. If such mediation fails, then any such dispute shall be resolved by binding arbitration under the Commercial Arbitration Rules of the American Arbitration Association in effect at the time the arbitration proceeding commences, except that (a) Texas law and the Federal Arbitration Act must govern construction and effect, (b) the locale of any arbitration must be in Houston, Texas, and (c) the arbitrator must with the award provide written findings of fact and conclusions of law. Any party may seek from a court of competent jurisdiction any provisional remedy that may be necessary to protect its rights or assets pending the selection of the arbitrator or the arbitrator's determination of the merits of the controversy. The exercise of such arbitration rights by any party will not preclude the exercise of any self-help remedies (including without limitation, setoff rights) or the exercise of any non-judicial foreclosure rights. An arbitration award may be entered in any court having jurisdiction.

     13. Benefit. All the terms and provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto, and their respective heirs, executors, administrators, personal representatives, successors and permitted assigns.

     14. Notices. All notices, requests, demands, and other communications hereunder shall be in writing and delivered personally or sent by registered or certified United States mail, return receipt requested with postage prepaid, if to Unicorp, Equitable, or TNOG, addressed to Mr. Louis Mehr at 1907 Tarpley, Katy, Texas 77493, with a copy to M. Stephen Roberts, Esquire, at P.O. Box 981021, Houston, Texas 770098, telecopier (713) 961-1148, and e-mail sroberts@bigfoot.com; and if to Opportunity, addressed to Mr. John F. Terwilliger at 801 Travis Street, Suite 1425, Houston, Texas 77002, telecopier
(713) 221-8845, and e-mail mooseoil@swbell.net, with a copy to Norman T. Reynolds, Esquire, Jackson Walker L.L.P. at 1100 Louisiana Street, Suite 4200, Houston, Texas 77002, telecopier (713) 752-4221, and e-mail nreynolds@jw.com. Any party hereto may change its address upon 10 days' written notice to any other party hereto.

     15. Construction. Words of any gender used in this Agreement shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural, and vice versa, unless the context requires otherwise. In addition, the pronouns used in this Agreement shall be understood and construed to apply whether the party referred to is an individual, partnership, joint venture, corporation or an individual or individuals doing business under a firm or trade name, and the masculine, feminine and neuter pronouns shall each include the other and may be used interchangeably with the same meaning.

     16. Waiver. No course of dealing on the part of any party hereto or its agents, or any failure or delay by any such party with respect to exercising any right, power or privilege of such party under this Agreement or any instrument referred to herein shall operate as a waiver thereof, and any single or partial exercise of any such right, power or privilege shall not preclude any later exercise thereof or any exercise of any other right, power or privilege hereunder or thereunder.

     17. Cumulative Rights. The rights and remedies of any party under this Agreement and the instruments executed or to be executed in connection herewith, or any of them, shall be cumulative and the exercise or partial exercise of any such right or remedy shall not preclude the exercise of any other right or remedy.

     18. Invalidity. In the event any one or more of the provisions contained in this Agreement or in any instrument referred to herein or executed in connection herewith shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect the other provisions of this Agreement or any such other instrument.

     19.  Time of the Essence.  Time is of the essence of this Agreement.

     20. Headings. The headings used in this Agreement are for convenience and reference only and in no way define, limit, simplify or describe the scope or intent of this Agreement, and do not effect or constitute a part of this Agreement.

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

     21. No Assignment. This Agreement may not be assigned by any party hereto without the prior written consent of the other parties hereto.

     22. Excusable Delay. None of the parties hereto shall be obligated to perform and none shall be deemed to be in default hereunder, if the performance of a non-monetary obligation is prevented by the occurrence of any of the following, other than as the result of the financial inability of the party obligated to perform: acts of God, strikes, lock-outs, other industrial disturbances, acts of a public enemy, wars or war-like action (whether actual, impending or expected and whether de jure or de facto), arrest or other restraint of governmental (civil or military) blockades, insurrections, riots, epidemics, landslides, lightning, earthquakes, fires, hurricanes, storms, floods, washouts, sink holes, civil disturbances, explosions, breakage or accident to equipment or machinery, confiscation or seizure by any government of public authority, nuclear reaction or radiation, radioactive contamination or other causes, whether of the kind herein enumerated, or otherwise, that are not reasonably within the control of the party claiming the right to delay performance on account of such occurrence.

     23. No Third-Party Beneficiary. Any agreement to pay an amount and any assumption of liability herein contained, express or implied, shall be only for the benefit of the undersigned parties and their respective successors and permitted assigns (as herein expressly permitted), and such agreements and assumptions shall not inure to the benefit of the obligees or any other party, whomsoever, it being the intention of the parties hereto that no one shall be or be deemed to be a third-party beneficiary of this Agreement.

     24. Multiple Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     25. Governing law; Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas, without regard to any conflicts of laws provisions thereof. Each party hereby irrevocably submits to the personal jurisdiction of the United States District Court for Harris County, Texas, as well as of the District Courts of the State of Texas in Harris County, Texas over any suit, action or proceeding arising out of or relating to this Agreement. Each party hereby irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such mediation, arbitration, suit, action or proceeding brought in any such county and any claim that any such mediation, arbitration, suit, action or proceeding brought in such county has been brought in an inconvenient forum.

     26. Perfection of Title. The parties hereto shall do all other acts and things that may be reasonably necessary or proper, fully or more fully, to evidence, complete or perfect this Agreement, and to carry out the intent of this Agreement.

     27. Entire Agreement. This instrument contains the entire understanding of the parties with respect to the subject matter hereof, and may not be changed orally, but only by an instrument in writing signed by the party against whom enforcement of any waiver, change, modification, extension, or discharge is sought.

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     IN WITNESS WHEREOF, this Agreement has been executed in multiple counterparts on the date first written above.

                                   UNICORP, INC.



                                   By   /s/ Louis Mehr
                                     ---------------------------------
                                     Louis Mehr, President



                                   EQUITABLE ASSETS, INCORPORATED



                                   By   /s/ Louis Mehr
                                     ---------------------------------
                                     Louis Mehr, President



                                   TEXAS NEVADA OIL & GAS CO.



                                   By   /s/ Louis Mehr
                                     ---------------------------------
                                     Louis Mehr, President



                                   OPPORTUNITY ACQUISITION COMPANY



                                   By   /s/ John F. Terwilliger
                                     ---------------------------------
                                     John F. Terwilliger, President

Attachment:
----------
Exhibit A - The Note

                                       5
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                                  EXHIBIT A

                                PROMISSORY NOTE

$75,000.00                                                     March ___, 2001

     After date, without grace, for value received, UNICORP, INC., a Nevada corporation having its principal office and place of business in Harris County, Texas ("Unicorp"), EQUITABLE ASSETS, INCORPORATED, a Belize corporation having its principal office and place of business in Belize City, Belize ("Equitable"), and TEXAS NEVADA OIL & GAS CO., a Texas corporation having its principal office and place of business in Harris County, Texas ("TNOG") (Unicorp, Equitable and TNOG are collectively referred to herein as the "Makers") hereby jointly and severally promise to pay to the order of OPPORTUNITY ACQUISITION COMPANY, a Texas corporation having its principal office and place of business in Harris County, Texas (the "Payee"), the original principal amount of SEVENTY FIVE THOUSAND AND NO/100 DOLLARS ($75,000.00), or so much thereof as may actually be advanced hereunder, together with interest, as hereinafter described. This Note is payable in lawful money of the United States of America at 801 Travis, Suite 1425, Houston, Harris County, Texas 77002, or such other place as the Payee may designate in writing to the Makers.

     The payment of this Note is subject to the terms of that certain Agreement of even date herewith, between the Makers and the Payee (the "Agreement"), which is incorporated herein by reference for all purposes.

     This Note shall be due and payable on demand. Interest at a rate of ten percent (10%) per annum shall accrue on the unpaid principal balance of this Note beginning on the date any such funds are advanced to the Makers by the Payee. If this Note is not paid at maturity, however maturity may be brought about, all principal due on the date of such maturity shall bear interest from the date of such maturity at the maximum contract rate of interest which the Payee may charge the Makers under applicable law. Interest on the Note shall be computed for the actual number of days elapsed and on the basis of a year consisting of 360 days.

     If, for any reason whatever, the interest paid on this Note shall exceed the maximum non-usurious amount permitted by law, the Payee shall refund to the Makers such portion of said interest as may be necessary to cause the interest paid on this Note to equal the maximum non-usurious amount permitted by law, and no more. All sums paid or agreed to be paid to the Payee for the use, forbearance or detention of the indebtedness evidenced hereby shall to the extent permitted by applicable law be amortized, prorated, allocated and spread throughout the full term of this Note until payment in full.

     The Makers shall be entitled to prepay this Note in whole or in part at any time without the payment of a prepayment premium.

     In the event of default in the payment of this Note or under any instrument executed in connection with this Note, the Makers agree to pay on demand all costs incurred by the Payee (i) in the collection of any sums, including, but not limited to, principal, interest, expenses, and reimbursements due and payable on this Note, and (ii) in the enforcement of the other terms and provisions of this Note or the Agreement, whether such collection or enforcement be accomplished by suit or otherwise, including the Payee's reasonable attorney's fees.

     It is agreed that time is of the essence of this Note, and upon the failure of the Makers to cure an event of default in the payment of any payment when due hereunder within 10 days after receipt of notice from the Payee or other holder of such failure, or upon the failure of the Maker to cure any event of default within 10 days after receipt of notice from the Payee or other holder of such failure in the performance of any covenant, agreement or obligation to be performed under any documents executed in connection with this Note, including, but not limited to, the Agreement, the Payee may declare the whole sum of the principal of this Note remaining at the time unpaid, and, to the extent permitted under applicable law, costs and reasonable attorney's fees incurred by the Payee in collecting or enforcing the payment thereof, immediately due and payable without further notice, and failure to exercise said option shall not constitute a waiver on the part of the Payee of the right to exercise the same at any other time.

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

     Except as otherwise provided for herein, each maker, surety, guarantor and endorser of this Note expressly waives all notices, including, but not limited to, all demands for payment, presentations for payment, notice of opportunity to cure default, notice of intention to accelerate the maturity, notice of protest and notice of acceleration of the maturity, notice of protest and notice of acceleration of the maturity of this Note, and consents that this Note may be renewed and the time of payment extended without notice and without releasing any of the parties.

     Any check, draft, money order or other instrument given in payment of all or any portion of this Note may be accepted by the Payee or any other holder hereof and handled in collection in the customary manner, but the same shall not constitute payment hereunder or diminish any rights of the Payee or any other holder hereof, except to the extent that actual cash proceeds of such instrument are unconditionally received by the Payee or any other holder hereof and applied to the indebtedness as herein provided.

     Notwithstanding anything herein contained to the contrary, if any of the Makers fail to fully perform its obligations under the Agreement or this Note, then the costs paid by the Payee associated with the Agreement, will be added to the principal of this Note and paid by the Makers.

     This Note shall be governed by and construed in accordance with the laws of the State of Texas and applicable federal law.


                                            UNICORP, INC.

                                            By
                                              ---------------------------------
                                              Louis Mehr, President


                                            EQUITABLE ASSETS, INCORPORATED

                                            By
                                              ---------------------------------
                                              Louis Mehr, President


                                            TEXAS NEVADA OIL & GAS CO.

                                            By
                                              ---------------------------------
                                              Louis Mehr, President


                                       2